Exhibit 99.1

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER: 09-17787

OFFICE OF THE UNITED STATES TRUSTEE – BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended March 31, 2012

Accounting Method:    ☒ Accrual Basis        ☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:		Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No

Please answer the questions below:

1. Is the business still operating?	X	(2)

2. Were any assets (other than inventory) sold this month?			X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X	(3)

5. Did you open any new bank accounts this month?	X	(4)

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: 4/26/12	Print Name:	Joel I. Sher

	Signature:	/s/ Joel I. Sher

	Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.
(4)	The Chapter 11 Trustee opened a new bank account at Suntrust Bank for the proceeds from the sale of the Servicing Portfolio.

Rev. 4/2008

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period: 3/1/2012 to 3/31/2012

CASH FLOW SUMMARY

	Current Month		Accumulated
Beginning Cash Balance	$101,056,389	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	1,577		27,771,760
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	6,600,000	(3)	30,527,639
Account Transfer	95,864,548	(4)	95,864,548

Total Cash Receipts	$102,466,125		$252,569,460

3. Cash Disbursements
Operations	146,543		23,418,390
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	392,187		23,557,586
Other	0		19,457,667
Account Transfer	95,864,548	(4)	95,864,548

Total Cash Disbursements	$96,403,278		$162,298,191

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	6,062,847		90,271,269

5. Ending Cash Balance (to Form 2-C)	$107,119,236	(5)	$107,119,236	(5)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance		Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$6,880,361		—	$96,351	6,784,010

xxxxxxx0805	J.P. Morgan	—	(6)	—	—	—

xxxxxxx1807	New Mexico Bank & Trust	5,523		—	—	5,523

xxxxxxx2954	New Mexico Bank & Trust	17,516		—	—	17,516

xxxxxxx2989	New Mexico Bank & Trust	5,244		—	—	5,244

xxxxxxx5856	New Mexico Bank & Trust	446,393		—	—	446,393

xxxxxxx2842	New Mexico Bank & Trust	4,000,000		—	—	4,000,000

xxxxxxx9638	The Bank of New York Mellon	1,002		—		1,002

xxxxxxx9639	The Bank of New York Mellon	—		—	—	—

xxxxxxx0989	Bank of America	—		—	—	—

xxxxxxx5972	SunTrust Bank	95,859,548		—	—	95,859,548

		$107,215,587		$—	$96,351	$107,119,236	(5)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Other cash receipts includes a $6.5 million settlement from SAF Financial, Inc., Orrick, Herrington & Sutcliffe LLP, Thornburg Mortgage Advisory Corporation and other individual defendants, and a $100 thousand settlement from Big Tree, Inc.
(4)	The Chapter 11 Trustee transferred the proceeds from the sale of the Servicing Portfolio from Bank of America to SunTrust Bank. The Chapter 11 Trustee transferred the proceeds from the sale of the Servicing Portfolio from Bank of America to SunTrust Bank to On February 22, 2012, The Bankruptcy Court issued its decision on the question of division of proceeds from the sale of the Servicing Portfolio. The court determined the secured lenders hold a security interest equal to 95% of the proceeds from the sale of the companies Servicing Portfolio, but not any security interest in the reimbursements. The total impact of the decision will be reflected in subsequent Monthly Operating Reports, upon determination of the final allocation of the proceeds.
(5)	Current Month, Accumulated, and Book cash balances are the same.
(6)	TMST, Inc. did not receive a more recent statement. Thus, the December 2011 statement is included in Exhibit A.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2012 to 3/31/2012

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
3/1/2012	WIRE	New Mexico Bank & Trust_Acct xxx2989	Account Transfer	$5,000
3/7/2012	WIRE	ADP Inc.	Payroll - Direct deposits	22,161
3/8/2012	WIRE	ADP, Inc.	Payroll taxes	13,072
3/13/2012	7579	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
3/13/2012	7580	CenturyLink	Information Services	119
3/13/2012	7581	FedEX	Shipping	355
3/13/2012	7582	Walsh,Anderson,Brown,Aldridge & Gallegos	Professional services	88
3/13/2012	7583	Crystal Springs	Office Supplies	12
3/13/2012	7584	Epiq Bankruptcy Solutions, LLC	Professional services	5,057
3/13/2012	7585	Hotel Santa Fe	Contract Services	798
3/13/2012	7586	Iron Mountain Information Management	Document Storage	621
3/13/2012	7587	TMST Employee	Expense reimbursement	100
3/13/2012	7588	TMST Employee	Expense reimbursement	3,018
3/13/2012	7589	American Stock Transfer & Trust	Transfer Agent	1,000
3/21/2012	WIRE	ADP Inc.	Payroll - Direct deposits	21,572
3/22/2012	WIRE	ADP, Inc.	Payroll taxes	12,477
3/26/2012	WIRE	Goldin Associates, LLC	Professional services	134,564
3/26/2012	WIRE	Tydings & Rosenberg LLP	Professional services	2,376
3/26/2012	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	19,153
3/26/2012	WIRE	Shapiro Sher Guinot & Sandler	Professional services	199,275
3/29/2012	7590	TBConsulting	Contract Services	49,349
3/29/2012	7591	Lighthouse Document Solutions	Professional services	773
3/29/2012	7592	FedEX	Shipping	884
3/29/2012	7593	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
3/29/2012	7594	Epiq Bankruptcy Solutions, LLC	Professional services	31,762
3/29/2012	7595	tw telecom	Information Services	1,261
3/29/2012	7596	AT&T TeleConferenceServices	TeleConference Service	11
3/29/2012	7597	TMST Employee	Expense reimbursement	715
3/29/2012	7598	RR Donnelley Receivables, Inc	EDGAR Filings	1,010
3/29/2012	7599	Susman Godfrey LLP	Professional services	1,534
3/29/2012	7600	First Interstate Plaza	Office Lease_Rent	5,527
3/29/2012	7601	TMST Employee	Expense reimbursement	758

			Total Cash Disbursements	$539,553	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 3/1/2012 to 3/31/2012

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/6/2012	3T Systems, Inc.	Settlement and Compromise	$25,000
3/19/2012	TMST Employee	Reimbursement	30
3/23/2012	SAF Financial, Inc., et al.,	Settlement and Compromise	6,500,000
3/23/2012	Wells Fargo Bank	Reinvestment Income	71
3/23/2012	US Bank	Credit Risk Advisor Fee	517
3/23/2012	Wells Fargo Bank	Credit Risk Advisor Fee	273
3/23/2012	Wells Fargo Bank	Credit Risk Advisor Fee	686
3/30/2012	3T Systems, Inc.	Settlement and Compromise	75,000

		Total Cash Receipts	$6,601,577	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 3/1/2012 to 3/31/2012

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/31/2012	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2012 to 3/31/2012

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
3/13/2012	15576	State of Utah	2011 Tax Extension	$100
3/13/2012	15577	State of Tennessee	2011 Tax Extension	100

3/13/2012	15578	State of Rhode Island	2011 Tax Extension	500
3/13/2012	15579	State of New York	2011 Tax Extension	150
3/13/2012	15580	State of California	2011 Tax Extension	800
3/13/2012	15581	MIDCON Data Services LLC	Document Storage	2,065
3/13/2012	15582	State of Utah	2010 CorporateTax	134

			Total Cash Disbursements	$3,850	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2012 to 3/31/2012

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
3/2/2012	ACH	ADP Financial Services	Payroll processing	$95
3/16/2012	ACH	ADP Financial Services	Payroll processing	95
3/23/2012	ACH	ADP Financial Services	Payroll processing	42
3/30/2012	ACH	ADP Financial Services	Payroll processing	95

			Total Cash Disbursements	$328	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 3/1/2012 to 3/31/2012

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/1/2012	New Mexico Bank & Trust_Acct xxx2822	Account Transfer	$5,000

		Total Cash Receipts	$5,000	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2012 to 3/31/2012

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
3/12/2012	WIRE	New Mexico Bank & Trust_Acct xxx2989	Account Transfer	$95,859,548

			Total Cash Disbursements	$95,859,548	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 3/1/2012 to 3/31/2012

CASH RECEIPTS DETAIL	Account No:	xxxxxxx5972
(attach additional sheets as necessary)

Date	Payor		Description (Purpose)	Amount
3/12/2012	WIRE	New Mexico Bank & Trust_Acct xxx2989	Account Transfer	$95,859,548

			Total Cash Receipts	$95,859,548	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: March 31, 2012

		Current Month	Petition Date (1)
	ASSETS
	Current Assets:
	Cash and Cash Equivalents (from Form 2-B)	$107,119,236	$16,848,967
	Accounts Receivable (from Form 2-E) (2)	402,977	9,403,326
	Receivable from Officers, Employees, Affiliates (2)	—	—
	Inventory	—	—
Other Current Assets (List):	Prepaid expenses & retainers (2)	456,019	4,807,453

	Accrued interest receivable	—	47,878

	Total Current Assets	107,978,232	31,107,624

	Fixed Assets:
	Land	—	—
	Building	—	—
	Equipment, Furniture and Fixtures	1,201,340	1,201,340

	Total Fixed Assets	1,201,340	1,201,340

	Less: Accumulated Depreciation	1,201,340	533,109

	Net Fixed Assets	—	668,231

Other Assets (List):	Restricted cash	—	201,432,689

	Mortgage servicing portfolio	—	87,104,385

	Investment in subsidiaries (3)	(6,000,000)	21,244,747

	Loan held for sale	1,985,230	8,359,404

	Deposits	3,605,000	300,000

	TOTAL ASSETS	$107,568,462	$350,217,080

	LIABILITIES
	Post-petition Accounts Payable (from Form 2-E) (2)	$99,645	$—
	Post-petition Accrued Professional Fees (from Form 2-E) (2)	3,702,726	—
	Post-petition Taxes Payable (from Form 2-E)	—	—
	Post-petition Notes Payable	—	—
Other Post-petition Payable(List):	Contingent obligations (4)	3,296,287	—

	Total Post Petition Liabilities	7,098,657	—

	Pre Petition Liabilities:
	Secured Debt	—	—
	Unsecured Debt (3)	3,421,750,874	3,664,898,118

	Total Pre Petition Liabilities	3,421,750,874	3,664,898,118

	TOTAL LIABILITIES	3,428,849,531	3,664,898,118

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	3,640,741,359	3,640,741,359
	Retained Earnings – Prepetition	(6,955,422,396)	(6,955,422,396)
	Retained Earnings – Post-petition (5)	(6,600,032)	—

	TOTAL OWNERS’ EQUITY	(3,321,281,069)	(3,314,681,037)

	TOTAL LIABILITIES AND OWNERS’ EQUITY	$107,568,462	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	On March 05, 2012, the Trustee’s motion with The Bankruptcy Court seeking approval of a settlement of all claims asserted against SAF Financial, Inc., Orrick, Herrington & Sutcliffe LLP, Thornburg Mortgage Advisory Corporation and other individual defendants, was approved. As a result of the settlement, the Defendants made a Settlement Payment of $6.5 million to TMST, Inc. The Settlement Payment includes payment of various amounts by all of the Defendants, including the return by Orrick of a $334,533 retainer, the return by Orrick of $163,818 TMST paid for post-petition services, and a waiver by Orrick of $449,718 in unpaid fees and expenses incurred post-petition for which it was not paid. As part of the Settlement, TMST alleviated from it’s balance sheet, a $250,000 retainer paid to TMAC, $492,482 in accounts receivable from TMAC, and $549,457 in unpaid fees to TMAC.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan. Pre-petition unsecured debt includes a $1.1 billion fair value adjustment for Senior Subordinated Secured Notes recorded under GAAP. Total pre-petition liabilities prior to the fair value adjustment is $4,542,124,192.
(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009, income of $3 million related to 2010 and a loss of $10.2 million related to 2011.

Rev. 4/2008

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: March 1, 2012 to March 31, 2012

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$—	$5,637,681
Mortgage servicing income	1,547	21,843,891

Net Operating Revenue	1,547	27,481,572

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	1,547	28,676,648

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	256,507	28,697,059
Rents and Leases	5,527	971,400
Depreciation, Depletion and Amortization	—	668,240
Other (list):	—	—
__________________________	—	—

Total Operating Expenses	262,034	31,232,089

Operating Income / (Loss)	(260,487)	(2,555,441)

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	6,546,196	20,238,293

Net Non-Operating Income / (Expenses)	6,546,196	23,607,195

Reorganization Expenses
Legal and Professional Fees	336,843	27,238,979
Other Reorganization Expense	4,458	707,660

Total Reorganization Expenses	341,301	27,946,639

Net Income / (Loss) Before Income Taxes	5,944,408	(6,894,885)

Federal and State Income Tax Expense / (Benefit) (5)	—	(294,853)

NET INCOME / (LOSS)	$5,944,408	$(6,600,032)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $20.2 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $15.7 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes a $6.5 million settlement from SAF Financial, et al., a $100 thousand settlement from Big Tree, Inc., an approximately $1 million settlement from Bank of America, $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. Due to the large 2009 operating losses for TMST, Inc. no tax liability was incurred. For tax year 2010, the Trustee was advised TMST, Inc. no longer qualified as a REIT and filed a consolidated return. Due to prior net operating losses, no tax liability is anticipated in 2010.

Rev. 4/2008

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: March 1, 2012 to March 31, 2012

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal	$—	$7,168	$7,168	3/8/2012	Wire	$—
		6,884	6,884	3/22/2012	Wire	—
State	—	1,433	1,433	3/8/2012	Wire	—
		1,385	1,385	3/22/2012	Wire	—
FICA Tax Withheld	—	1,842	1,842	3/8/2012	Wire	—
		1,788	1,788	3/22/2012	Wire	—
Employer’s FICA Tax	—	2,493	2,493	3/8/2012	Wire	—
		2,420	2,420	3/22/2012	Wire	—
Unemployment Tax
Federal	—	—	—			—
		—	—
			—
State	—	136	136	3/8/2012	Wire	—
			—
			—			—
Sales, Use & Excise Taxes	—	—	—			—
Property Taxes	—	—	—			—
Accrued Income Tax
Federal	—	—	—			—
State		100	100	3/13/2012	15576	—
State		100	100	3/13/2012	15577	—
State		500	500	3/13/2012	15578	—
State		150	150	3/13/2012	15579	—
State		800	800	3/13/2012	15580	—
State	—	134	134	3/13/2012	15582	—

TOTALS	$—	$27,333	$27,333			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	The Cincinnati Insurance Co.	$1,000,000/incident	7/1/2012	7/1/2012
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2012	8/11/2012
Property (Fire, Theft) (1)	N/A
Vehicle (1)	N/A
Directors & Officers (Excess)	N/A
Directors & Officers (Primary)	N/A
Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2012	10/28/2012

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

Rev. 4/2008

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 3/1/2012 to 3/31/2012

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$—		$478,229
30 to 60 days	—		832,116
61 to 90 days	—		—
91 to 120 days	—		161,218
Over 120 days	—		2,330,807
Unavailable	283,719	(3)

Total Post Petition	283,719

Pre Petition Amounts	119,258	(3)

Total Accounts Receivable	402,977
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$402,977

	Total Post Petition
	Accounts Payable		$3,802,370

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	—	—	—		—
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	3,500	21,530		92,667
Unsecured Creditors’ Financial Advisor	—	—	—		7,150
Chapter 11 Trustee (4)	—	75,000	—		2,175,000
Trustee’s Counsel	—	110,000	199,275		641,013
Trustee’s Financial Advisor	—	190,000	134,564		734,412
Trustee’s Tax Advisor (5)	—	—	—		49,793
Trustee’s Consultant			—
Claims Agent	—	2,500	36,819		2,500

Total	$100,000	$381,000	$392,187		$3,702,726

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The balance due became the subject of an adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other related parties. On March 05, 2012, the Trustee’s motion with The Bankruptcy Court seeking approval of a settlement of all claims asserted against SAF Financial, Inc., Orrick, Herrington & Sutcliffe LLP, Thornburg Mortgage Advisory Corporation and other individual defendants, was approved. As a result of the settlement, the Defendants made a Settlement Payment of $6.5 million to TMST, Inc. The Settlement Payment includes payment of various amounts by all of the Defendants, including the return by Orrick of a $334,533 retainer, the return by Orrick of $163,818 TMST paid for post-petition services, and a waiver by Orrick of $449,718 in unpaid fees and expenses incurred post-petition for which it was not paid.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

Rev. 4/2008

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 3/1/2012 to 3/31/2012

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: March 31, 2012

QUARTERLY DISBURSEMENT CALCULATION

		TMST, Inc., et al.
1.	Disbursements made in calendar quarter
	January 2012	$1,468,260
	February 2012	688,476
	March 2012	538,730

	Quarterly Total	$2,695,466

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of March 31, 2012

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Borrower Escrow Advance Balance	(2)	Various	272,828	—	—	—	—	—	272,828
Borrower Corporate Advance Balance	(2)	Various	10,828	—	—	—	—	—	10,828
Borrower Inspection Fees	(2)	Various	63	—	—	—	—	—	63

Total Post Petition Accounts Receivable			$283,719	$—	$—	$—	$—	$—	$283,719

Pre Petition		Date	Amount
Borrower Escrow Advance Balance	(2)	Various	119,108
Borrower Inspection Fees	(2)	Various	150

Total Pre Petition Accounts Receivable			$119,258

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of March 31, 2012

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	10/31/10	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	11/30/10	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	12/31/10	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	01/31/11	75,000	—	—	—	—	75,000
J.H. Cohn LLP	01/31/11	3,749	—	—	—	—	3,749
Chapter 11 Trustee_Joel I. Sher	02/28/11	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	03/31/11	75,000	—	—	—	—	75,000
J.H. Cohn LLP	03/31/11	1,737	—	—	—	—	1,737
Chapter 11 Trustee_Joel I. Sher	04/30/11	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	05/31/11	75,000	—	—	—	—	75,000
J.H. Cohn LLP	05/31/11	1,664	—	—	—	—	1,664
KPMG LLP	05/31/11	3,253	—	—	—	—	3,253
Chapter 11 Trustee_Joel I. Sher	06/30/11	75,000	—	—	—	—	75,000
KPMG LLP	06/30/11	7,990	—	—	—	—	7,990
Chapter 11 Trustee_Joel I. Sher	07/31/11	75,000	—	—	—	—	75,000
KPMG LLP	07/31/11	2,020	—	—	—	—	2,020
Chapter 11 Trustee_Joel I. Sher	08/31/11	75,000	—	—	—	—	75,000
Broadstreet Capital Partners, LP	08/31/11	2,415	—	—	—	—	2,415
Chapter 11 Trustee_Joel I. Sher	09/30/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	09/30/11	40,822	—	—	—	—	40,822
Quinn Emanuel Urquhart Oliver & Hedges	09/30/11	3,401.70	—	—	—	—	3,402
Shapiro Sher Guinot & Sandler	09/30/11	71,103	—	—	—	—	71,103
Tydings & Rosenberg LLP	09/30/11	2,480	—	—	—	—	2,480
Chapter 11 Trustee_Joel I. Sher	10/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	10/31/11	41,864	—	—	—	—	41,864
KPMG LLP	10/31/11	13,970	—	—	—	—	13,970
Quinn Emanuel Urquhart Oliver & Hedges	10/31/11	3,151.40	—	—	—	—	3,151
Shapiro Sher Guinot & Sandler	10/31/11	76,206	—	—	—	—	76,206
Tydings & Rosenberg LLP	10/31/11	836	—	—	—	—	836
Chapter 11 Trustee_Joel I. Sher	11/30/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	11/30/11	44,300	—	—	—	—	44,300
Quinn Emanuel Urquhart Oliver & Hedges	11/30/11	4,797.10	—	—	—	—	4,797
Shapiro Sher Guinot & Sandler	11/30/11	68,970	—	—	—	—	68,970
Tydings & Rosenberg LLP	11/30/11	890	—	—	—	—	890

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of March 31, 2012

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Chapter 11 Trustee_Joel I. Sher	12/31/11	75,000	—	—	—	75,000	—
Goldin Associates, LLC	12/31/11	32,854	—	—	—	32,854	—
Quinn Emanuel Urquhart Oliver & Hedges	12/31/11	4,633.20	—	—	—	4,633	—
Shapiro Sher Guinot & Sandler	12/31/11	48,200	—	—	—	48,200	—
Tydings & Rosenberg LLP	12/31/11	530	—	—	—	530	—
Chapter 11 Trustee_Joel I. Sher	01/31/12	75,000	—	75,000	—	—	—
Goldin Associates, LLC	01/31/12	188,324	—	188,324	—	—	—
KPMG LLP	01/31/12	22,561	—	22,561	—	—	—
Shapiro Sher Guinot & Sandler	01/31/12	159,938	—	159,938	—	—	—
Tydings & Rosenberg LLP	01/31/12	4,870	—	4,870	—	—	—
Chapter 11 Trustee_Joel I. Sher	02/29/12	75,000	—	75,000	—	—	—
Goldin Associates, LLC	02/29/12	196,248	—	196,248	—	—	—
Shapiro Sher Guinot & Sandler	02/29/12	106,597	—	106,597	—	—	—
Tydings & Rosenberg LLP	02/29/12	3,579	—	3,579	—	—	—
CenturyLink	03/22/12	119	119	—	—	—	—
TMST Employee	03/28/12	103	103	—	—	—	—
Crystal Springs	03/30/12	29	29	—	—	—	—
Fed Ex	03/30/12	317	317	—	—	—	—
RR Donnelley	03/30/12	1,200	1,200	—	—	—	—
RR Donnelley	03/30/12	1,475	1,475	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	03/31/12	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	03/31/12	2,500	2,500	—	—	—	—
Goldin Associates, LLC	03/31/12	190,000	190,000	—	—	—	—
Shapiro Sher Guinot & Sandler	03/31/12	110,000	110,000	—	—	—	—
Tydings & Rosenberg LLP	03/31/12	3,500	3,500	—	—	—	—
Iron Mountain Information Management	03/31/12	555	555	—	—	—	—
TBConsulting	03/31/12	45,510	45,510	—	—	—	—
Walsh,Anderson,Brown,Aldridge & Gallegos, P.C.	03/31/12	88	88	—	—	—	—
Office of the U.S. Trustee	03/31/12	11,050	11,050	—	—	—	—
Payroll Accrual	03/31/12	36,782	36,782	—	—	—	—

Post Petition Accounts Payable		3,802,370	478,229	832,116	—	161,218	2,330,807

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Exhibit D

For Period Ending March 31, 2012

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.